UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Earliest Event Reported: December 8, 2008
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X-RITE, INCORPORATED
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Michigan	000-14800	38-1737300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4300 44th Street S.E. Grand Rapids, Michigan 49512
(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code
(616) 803-2200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2008, David A. Rawden resigned from his position as interim Chief Financial Officer of X-Rite, Incorporated (the “Company”) to return to Alix Partners.  The Company has named Bradley J. Freiburger as interim Chief Financial Officer, effective December 8, 2008.

Mr. Freiburger, age 37, most recently has served as the Company’s Vice President and Controller since March 2008, where he has been responsible for the oversight of budgeting and analysis, tax departments, global general accounting, credit, accounts payable, consolidations, financial reporting and SEC reporting functions. Prior to his position with the Company, Mr. Freiburger held positions with Ernst & Young from May 2002 to March 2008 and Arthur Andersen from September 1995 to May 2002.  Mr. Freiburger is a CPA and has an M.B.A. from Michigan State University.

A copy of the press release announcing Mr. Rawden’s resignation and the appointment of Mr. Freiburger as interim Chief Financial Officer is attached as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description

99.1	Press Release of X-Rite, Incorporated dated December 10, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

X-RITE, INCORPORATED

Dated:	December 10, 2008	By:	/s/ Thomas J. Vacchiano Jr.
Thomas J. Vacchiano Jr.
Chief Executive Officer